                                                                      Exhibit 24

Form 3 (continued)
Item 1.    Donald Layton
           135 E. 57th Street
           New York, New York 10022
Item 2.    E*TRADE Financial Corporation
Item 4.    11/28/2007

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Arlen W. Gelbard, Cynthia Bock and Mischa Travers, and each of them, his or her true and lawful attorney-in-fact to:

        (1)     execute for and on behalf of the undersigned, in the
        undersigned's capacity as an officer and/or director of E*TRADE
        Financial Corporation (the "Company"), any and all Form 3, 4 and 5
        reports required to be filed by the undersigned in accordance with
        Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

        (2)     do and perform any and all acts for and on behalf of the
        undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5 report and timely file such report with the
        United States Securities and Exchange Commission and any stock exchange or similar authority; and

        (3)     take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned, pursuant to this Power of
        Attorney, shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

        The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform each and every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that no such attorney-in-fact, in serving in such capacity at the request of the undersigned, is hereby assuming, nor is the Company hereby assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Form 3, 4 and 5 reports with respect to the undersigned's holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of November, 2007.

                                        /s/ Donald Layton
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                                        Signature

                                        Donald Layton
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                                        Print Name